Acquisition and Business Combination (Tables)	12 Months Ended
Mar. 31, 2021
Acquisition and Business Combination [Abstract]
Schedule of pro forma consolidated net income

The following table presents unaudited supplemental pro forma consolidated net income based on SalvaRx's historical reporting periods as if the SalvaRx Acquisition had occurred as of April 1, 2018 (in thousands):

Year ended March 31,	2019
Net loss	$(5,160)
Net loss applicable to common stockholders	$(3,920)
Net loss per share, basic and diluted	$(0.01)